SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                              AMENDMENT NO. 1

                                TO FORM 8-A

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                 PURSUANT TO SECTION 12(b) OR 12(g) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


                    Planet Hollywood International, Inc.
          ---------------------------------------------------
           (Exact name of registrant as specified in its charter)


        Delaware                                  59-3283783
--------------------------------------------------------------------------
(State of incorporation or         (I.R.S. Employer Identification No.)
organization)

7380 Sand Lake Road, Suite 600,                     32819
Orlando, Florida
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(Address of principal executive                   (Zip Code)
offices)

Securities to be registered pursuant to Section 12(b) of the Act:



        Title of each class                 Name of each exchange on which
        to be so registered                 each class is to be registered

Class A Common Stock, $0.01 par value            New York Stock Exchange
 ......................................     ................................


     If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to
General Instruction A.(c), check the following box.              |X|

     If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to
General Instruction A.(d), check the following box.              | |

     Securities Act registration statement file number to which this Form
relates:                     (if applicable)
         -------------------
     Securities to be registered pursuant to Section 12(g) of the Act:

         --------------------------------------------------------
                             (Title of Class)

         --------------------------------------------------------
                             (Title of Class)

              INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.  Description of Registrant's Securities to be Registered.

          A description of the shares of Class A Common Stock, par value $0.01 per share, of Planet Hollywood International, Inc., a Delaware corporation (the "Company"), is set forth under the heading "Description of Capital Stock" in the Company's Registration Statement on Form S-1 (Registration No. 333-1490), which was declared effective by the Securities and Exchange Commission on April 18, 1996, and is incorporated herein by reference.



                                 SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                               PLANET HOLLYWOOD INTERNATIONAL,
                               INC.,

                                 by /s/ Thomas Avallone
                                    --------------------
                                    Name:  Thomas Avallone
                                    Title: Executive Vice President and
                                           Chief Financial Officer

Date:  September 24, 1997